UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

FLUENCE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600

Arlington, Virginia 22203

(Address of principal executive offices) (Zip Code)

(833) 358-3623

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 11, 2022, the Board of Directors (the “Board”) of Fluence Energy, Inc. (the “Company”) adopted and approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit holders of the Company’s Class B-1 common stock, par value $0.00001 per share (the “Class B-1 Common Stock”), to convert shares of Class B-1 Common Stock into shares of Class B-2 common stock, par value $0.00001 per share, of the Company (the “Class B-2 Common Stock,” and together with the Class B-1 Common Stock, the “Class B Common Stock”), at a one-to-one ratio at any time at the option of such holder (the “Amendment”) and directed that the Amendment be submitted to stockholders for approval. The Board set November 17, 2022 as the record date (“Record Date”) for purposes of stockholder action to approve the Amendment.

On the Record Date, the holder of (a) 71.8% of the voting power of the aggregate issued and outstanding shares of the Company’s common stock and (b) 100% of the issued and outstanding shares of Class B Common Stock as of the record date executed an action by written consent in lieu of a meeting adopting and approving the Amendment in accordance with the applicable provisions of the Delaware General Corporation Law and the Company’s Amended and Restated Certificate of Incorporation.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a Schedule 14C information statement (the “Information Statement”) will be filed with the SEC and sent or provided to the stockholders the Company as of the Record Date. The Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Company intends to file the Certificate of Amendment as soon as practicable on or after the date of expiration of the 20-day period commencing on the date of mailing of the Information Statement to stockholders pursuant to Rule 14c-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: November 18, 2022	By:	/s/ Francis Fuselier
Francis Fuselier
SVP, General Counsel and Secretary